UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 2, 2010, Oramed Pharmaceuticals Inc. issued a form 8-K announcing that its subsidiary, Oramed Ltd, entered into a joint venture agreement with Laser Detect Systems Ltd. ("Laser Detect"), an Israeli company listed on the Tel Aviv Stock Exchange, for the establishment of a new company to be called Entera Bio Ltd. ("Entera"). Entera's Chief Executive Officer, Dr. Phillip Schwartz had started privately working on the technology, and after the closing, will be reimbursed by Entera. The technology will be transferred to Entera upon the closing of the transaction.

Dr. Schwartz and his team commenced animal trials (pigs) for research the treatment of osteoporosis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: June 18, 2010
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director